EXHIBIT 99.1





                                          CONTACT:  Paul D. Baker
                                                    Comverse Technology, Inc.
                                                    One Huntington Quadrangle
                                                    Melville, New York 11747
                                                    (516) 677-7226

             Comverse Technology First Quarter Fiscal 2005 Results:
   Sales Of $272,801,000, Up 23% Year-Over-Year; GAAP Earnings Up 247% ($0.11
    Per Diluted Share), Pro Forma Earnings Up 143% ($0.12 Per Diluted Share)

NEW YORK, NY, June 1, 2005 -- Comverse Technology, Inc. (NASDAQ: CMVT) announced sales of $272,801,000 for the first quarter of fiscal year 2005, ended April 30, 2005, an increase of 23.2% compared to sales of $221,395,000 for the first quarter of fiscal year 2004, ended April 30, 2004. Net income on a generally accepted accounting principles ("GAAP") basis for the first quarter of fiscal 2005 was $24,261,000 ($0.11 per diluted share), up 247% compared to net income of $7,001,000 ($0.03 per diluted share) for the first quarter of fiscal 2004. Net income on a pro forma basis was $25,723,000 ($0.12 per diluted share) in the first quarter of fiscal 2005, up 143% compared to pro forma net income of $10,607,000 ($0.05 per diluted share) in the first quarter of fiscal 2004. A reconciliation between results on a GAAP basis and results on a pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statements of Operations.

Kobi Alexander, Chairman and CEO of Comverse Technology, stated, "Each of our major operating units achieved year-over-year growth in both profitability and revenue in the first quarter, which represented our tenth consecutive quarter of sequential sales growth. Comverse, our network systems division, saw demand for its Total Communication portfolio, which enables a broad range of telecommunications applications, including call answering and call completion services, advanced messaging and other data applications such as wireless content delivery, and real-time billing. Our Verint Systems unit continued to expand its activities providing actionable intelligence for security and business intelligence applications."

The Company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $2,276,195,000, working capital of $2,197,691,000, total assets of $2,997,295,000 and stockholders' equity of $1,840,636,000, all of which represent record levels.

Comverse Technology First Quarter Results
-----------------------------------------
June 1, 2005
------------
Page Two

Financial highlights at and for the three month periods ended April 30, 2005 and prior year comparisons are as follows:

--------------------------------------------------------------------------------------------------

               Consolidated Statements of Operations (GAAP basis)
                      (In thousands, except per share data)
--------------------------------------------------------------------------------------------------
                                                                        Three Months Ended
                                                                        ------------------
                                                                            (unaudited)
----------------------------------------------------------------- ---------------- ---------------
                                                                     April 30,         April 30,
                                                                        2004             2005
----------------------------------------------------------------- ---------------- ---------------
Sales                                                             $      221,395   $     272,801
----------------------------------------------------------------- ---------------- ---------------
Cost of sales                                                             89,592         106,383
----------------------------------------------------------------- ---------------- ---------------
Research and development, net                                             55,542          64,735
----------------------------------------------------------------- ---------------- ---------------
Selling, general and administrative                                       68,495          82,039
----------------------------------------------------------------- ---------------- ---------------
In-process research and development and other
acquisition-related charges                                                4,635               -
----------------------------------------------------------------- ---------------- ---------------
Workforce reduction, restructuring and impairment charges
(credits)                                                                    698            (153)
----------------------------------------------------------------- ---------------- ---------------
Income from operations                                                     2,433          19,797
----------------------------------------------------------------- ---------------- ---------------
Interest and other income, net                                             7,645          13,410
----------------------------------------------------------------- ---------------- ---------------
Income before income tax provision, minority interest and
equity in the earnings (losses) of affiliates                             10,078          33,207
----------------------------------------------------------------- ---------------- ---------------
Income tax provision                                                       1,492           4,953
----------------------------------------------------------------- ---------------- ---------------
Minority interest and equity in the earnings (losses) of
affiliates                                                                (1,585)         (3,993)
----------------------------------------------------------------- ---------------- ---------------
Net income                                                        $        7,001   $      24,261
----------------------------------------------------------------- ---------------- ---------------

----------------------------------------------------------------- ---------------- ---------------
Earnings per share:
----------------------------------------------------------------- ---------------- ---------------
Diluted                                                           $         0.03   $        0.11
----------------------------------------------------------------- ---------------- ---------------
Basic                                                             $         0.04   $        0.12
----------------------------------------------------------------- ---------------- ---------------

----------------------------------------------------------------- ---------------- ---------------
Weighted average shares:
----------------------------------------------------------------- ---------------- ---------------
Diluted                                                                  202,493         213,065
----------------------------------------------------------------- ---------------- ---------------
Basic                                                                    194,797         198,847
----------------------------------------------------------------- ---------------- ---------------

Comverse Technology provides pro forma net income (loss) and pro forma earnings
(loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

Comverse Technology First Quarter Results
-----------------------------------------
June 1, 2005
------------
Page Three


------------------------------------------------------------------------------------------------------
                 Pro Forma Consolidated Statements of Operations
                      (In thousands, except per share data)
------------------------------------------------------------------------------------------------------
                                                                           Three Months Ended
                                                                           ------------------
                                                                              (unaudited)
------------------------------------------------------------------------------------------------------
                                                                     April 30,           April 30,
                                                                        2004               2005
-------------------------------------------------------------- ------------------- -------------------
Sales                                                          $          221,395  $          272,801
-------------------------------------------------------------- ------------------- -------------------
Cost of sales                                                              89,437             105,525
-------------------------------------------------------------- ------------------- -------------------
Research and development, net                                              55,542              64,735
-------------------------------------------------------------- ------------------- -------------------
Selling, general and administrative                                        67,729              80,603
-------------------------------------------------------------- ------------------- -------------------
Income from operations                                                      8,687              21,938
-------------------------------------------------------------- ------------------- -------------------
Interest and other income, net                                              7,401              13,410
-------------------------------------------------------------- ------------------- -------------------
Income before income tax provision, minority interest and
equity in the earnings (losses) of affiliates                              16,088              35,348
-------------------------------------------------------------- ------------------- -------------------
Income tax provision                                                        2,139               5,151
-------------------------------------------------------------- ------------------- -------------------
Minority interest and equity in the earnings (losses) of
affiliates                                                                 (3,342)             (4,474)
-------------------------------------------------------------- ------------------- -------------------
Pro forma net income                                           $           10,607  $           25,723
-------------------------------------------------------------- ------------------- -------------------

-------------------------------------------------------------- ------------------- -------------------
Pro forma earnings per share:
-------------------------------------------------------------- ------------------- -------------------
Diluted                                                        $             0.05  $             0.12
-------------------------------------------------------------- ------------------- -------------------
Basic                                                          $             0.05  $             0.13
-------------------------------------------------------------- ------------------- -------------------

-------------------------------------------------------------- ------------------- -------------------
Weighted average shares:
-------------------------------------------------------------- ------------------- -------------------
Diluted                                                                   202,493             213,065
-------------------------------------------------------------- ------------------- -------------------
Basic                                                                     194,797             198,847
------------------------------------------------------------------------------------------------------

Reconciliation of GAAP basis net income to pro forma basis net income:

-------------------------------------------------------------- ------------------- -------------------
GAAP basis net income                                          $            7,001  $           24,261
-------------------------------------------------------------- ------------------- -------------------
Adjustments:
-------------------------------------------------------------- ------------------- -------------------
Amortization of acquisition-related intangibles                               490               1,254
-------------------------------------------------------------- ------------------- -------------------
Amortization of deferred stock-based compensation                             431               1,040
-------------------------------------------------------------- ------------------- -------------------
In-process research and development and other
acquisition-related charges                                                 4,635                   -
-------------------------------------------------------------- ------------------- -------------------
Workforce reduction, restructuring and impairment charges
(credits)                                                                     698                (153)
-------------------------------------------------------------- ------------------- -------------------
Gain on extinguishment of debt                                               (244)                  -
-------------------------------------------------------------- ------------------- -------------------
Income tax provision                                                         (647)               (198)
-------------------------------------------------------------- ------------------- -------------------
Minority interest effect of GAAP to pro
forma basis adjustments                                                    (1,757)               (481)
-------------------------------------------------------------- ------------------- -------------------

-------------------------------------------------------------- ------------------- -------------------
Pro forma basis net income                                     $           10,607  $           25,723
-------------------------------------------------------------- ------------------- -------------------

Comverse Technology First Quarter Results
-----------------------------------------
June 1, 2005
------------
Page Four


--------------------------------------------------------------------------------------------------------
                                                Financial Highlights
                                                   (In thousands)
 Balance Sheet Data:

--------------------------------------------------------------------------------------------------------

         ASSETS
--------------------------------------------------------------------------------------------------------
                                                                      January 31,          April 30,
                                                                         2005                2005
                                                                                          (unaudited)
--------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
--------------------------------------------------------------------------------------------------------
     Cash and cash equivalents, bank time deposits
     and short-term investments                                  $       2,249,630   $       2,276,195
---------------------------------------------------------------- ------------------- -------------------
     Accounts receivable, net                                              199,571             239,968
---------------------------------------------------------------- ------------------- -------------------
     Inventories                                                           107,552             121,748
---------------------------------------------------------------- ------------------- -------------------
     Prepaid expenses and other current assets                              70,335              75,439
---------------------------------------------------------------- ------------------- -------------------
TOTAL CURRENT ASSETS                                                     2,627,088           2,713,350
---------------------------------------------------------------- ------------------- -------------------
PROPERTY AND EQUIPMENT, net                                                122,174             123,231
---------------------------------------------------------------- ------------------- -------------------
OTHER ASSETS                                                               176,024             160,714
---------------------------------------------------------------- ------------------- -------------------

---------------------------------------------------------------- ------------------- -------------------
TOTAL ASSETS                                                     $       2,925,286   $       2,997,295
--------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

--------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
---------------------------------------------------------------- ------------------- -------------------
     Accounts payable and accrued expenses                       $         291,005   $         296,160
---------------------------------------------------------------- ------------------- -------------------
     Convertible debt                                                       87,253              87,253
---------------------------------------------------------------- ------------------- -------------------
     Bank loans and other debt                                                 660               9,047
---------------------------------------------------------------- ------------------- -------------------
     Advance payments from customers                                       108,381             123,199
---------------------------------------------------------------- ------------------- -------------------
                                                                           487,299             515,659
TOTAL CURRENT LIABILITIES
---------------------------------------------------------------- ------------------- -------------------
CONVERTIBLE DEBT                                                           420,000             419,942
---------------------------------------------------------------- ------------------- -------------------
OTHER LIABILITIES                                                           28,133              20,173
---------------------------------------------------------------- ------------------- -------------------
TOTAL LIABILITIES                                                          935,432             955,774
---------------------------------------------------------------- ------------------- -------------------
MINORITY INTEREST                                                          195,825             200,885
---------------------------------------------------------------- ------------------- -------------------
STOCKHOLDERS' EQUITY                                                     1,794,029           1,840,636
---------------------------------------------------------------- ------------------- -------------------
TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                                   $       2,925,286   $       2,997,295
------------------------------------------------------------------------------------ -------------------

Comverse Technology First Quarter Results
-----------------------------------------
June 1, 2005
------------
Page Five

Conference Call Information

A conference call to discuss the Company's results will be conducted Wednesday, June 1, 2005, at 5:15 pm EDT. Participants should dial 706-643-1670. A replay will be available for seven days at 706-645-9291, access code 6560447. A live webcast can be accessed at www.cmvt.com. The webcast will be available for replay for seven days.

About Comverse Technology, Inc.

Comverse Technology, Inc. (NASDAQ: CMVT), through its Comverse business unit, is the world's leading provider of software and systems enabling network-based multimedia enhanced communication services. These value-added enhanced services solutions, along with the Company's real-time billing solutions, comprise Comverse's Total Communication(TM) portfolio. Comverse's Total Communication portfolio addresses four primary categories: call completion and call management solutions; advanced messaging for groups, communities and person-to-person communication; solutions and enablers for the management and delivery of data and content-based services; and real-time billing and account management solutions for dynamic service environments. Other Comverse Technology business units include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic software-based solutions for communications interception, networked video security and business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling signaling software for wireline, wireless and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company. For additional information, visit the Comverse Technology website at www.cmvt.com.

Note: This release may contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks

Comverse Technology First Quarter Results
-----------------------------------------
June 1, 2005
------------
Page Six


described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.


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